SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  July 18, 2000

                                (Date of Report)

                            AVIS GROUP HOLDINGS, INC.

                  (Exact name of Registrant as Specified In Its Charter)


DELAWARE                        1-13315                       11-3347585
(State of Incorporation)  (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                          900 Old Country Road
                        Garden City, New York        11530
          (Address of Principal Executive Offices) (Zip Code)


           Registrant's telephone number, including area code: (516) 222-3000




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    ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable

    ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable

    ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable

    ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable

    ITEM 5.       OTHER EVENTS.

                  On July 14, 2000, Avis Group Holdings, Inc. filed with the Secretary of State of Delaware a Certificate of Amendment to its Restated Certificate of Incorporation to reclassify its existing Common Stock as Class A Common Stock. This Certificate was adopted by the Board of Directors of the Registrant and approved by the stockholders of the Registrant at their 2000 Annual Meeting. Upon the filing of the Certificate of Amendment with the Secretary of State, each share of the Registrant's Common Stock issued and outstanding immediately prior to such filing was reclassified as and converted into one share of Class A Common Stock. The shares of Class A Common Stock have the same rights, preferences and privileges as the shares of Common Stock previously authorized.

     ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable

     ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  Not applicable

     ITEM 8.      CHANGE IN FISCAL YEAR.

                  Not applicable


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVIS GROUP HOLDINGS, INC.
                                          (Registrant)

     Date:  July 18, 2000                 By:/s/ Kevin M. Sheehan
                                             --------------------
                                          Kevin M. Sheehan
                                          President - Corporate and Business
                                          Affairs and Chief Financial Officer